Exhibit 99.2


                       SECRETARY TREASURER'S CERTIFICATION

                             CERTIFICATE PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report (the "Report") on the Form 10-QSB of Standard Capital Corporation (the "Company") for the nine months ended May 31, 2003, as filed with the Securities and Exchange Commission on the date hereof, I, Mary Anne Thachuk, Secretary Treasurer, certify, pursuant to 18 U.S.C
Section  1350,  as adopted pursuant to Section 906 of the Sarbanes-Oxley
Act  of  2002,  that,  to  the  best  of  my  knowledge  and  belief:

1.    The  Quarterly  Report  fully complies with the requirements of Section 13
      (a) or 15 (d) of the Securities and Exchange Act of 1934, as amended; and

2. The information contained in this Quarterly Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


Date: July 8, 2003
                    /s/  "Mary  Anne  Thachuk"
                    --------------------------
                        Mary  Anne  Thachuk
                         Secretary  Treasurer